UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2007
___________

SPORTSQUEST, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	033-09218 (Commission File Number)	22-2742564 (I.R.S. Employer Identification No.)
801 International Parkway, 5th floor Lake Mary, Florida (Address of principal executive offices)	32746 (Zip Code)
Registrant’s telephone number, including area code: (757) 572-9241

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

First Amendment to Stock Issuance, Assumption and Release Agreement. On September 21, 2007, SportsQuest, Inc. (the “Company”) entered into that First Amendment to Stock Issuance, Assumption and Release Agreement (the “First Amendment”), with AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC, New Millennium Capital Partners II, LLC and AJW Master Fund, Ltd., which amended the Stock Issuance, Assumption and Release Agreement, dated August 17, 2007 (the “Assumption Agreement”), by and among the Company, Greens Worldwide Incorporated (“Greens Worldwide”) and AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners II, LLC.

Under the Assumption Agreement, the Company assumed 50% of Greens Worldwide’s indebtedness, evidenced by callable secured convertible notes issued to AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC under a Securities Purchase Agreement, dated as of March 22, 2007. In exchange, the Company received 390,000 shares of the Series A Convertible Preferred Stock, par value $10.00 per share, of Greens Worldwide. A copy of the Assumption Agreement was previously filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on August 22, 2007 and is incorporated by reference into this Item 1.01.

The First Amendment clarified the identity of the specific notes issued by Greens Worldwide that remained obligations of Greens Worldwide and those that were assumed by the Company under the Assumption Agreement. A copy of the First Amendment is being filed as Exhibit 10.1 to this report and is incorporated by reference into this Item 1.01.

Bring Down Agreement and Amendment. The terms of the Bring Down Agreement and Amendment, dated September 25, 2007, among the Company, Zaring/Cioffi Entertainment, Inc., ZCE, Inc., Jeff Merriman Cohen and David Quinn, which amends that Agreement for the Exchange of Common Stock, dated August 20, 2007, among the Company, Zaring-Cioffi Entertainment, LLC, ZCE, Inc. and Q-C Entertainment, LLC, are set forth in Item 2.01 below and are incorporated by reference into this Item 1.01.

Item 2.01     Completion of Acquisition or Disposition of Assets.

On September 25, 2007, the Company completed the transactions contemplated under the Agreement for the Exchange of Common Stock (the “Exchange Agreement”), dated August 20, 2007, among the Company, Zaring-Cioffi Entertainment, LLC, a California limited liability company (“Zaring-Cioffi”), ZCE, Inc., a California corporation (“ZCE”), and Q-C Entertainment, LLC, a Washington limited liability company (“Q-C”).

Zaring-Cioffi converted to Zaring/Cioffi Entertainment, Inc., a California corporation, on September 11, 2007 (hereinafter referred to as “Zaring-Cioffi”). Pursuant to a Bring Down Agreement and Amendment (the “Bring Down and Amendment”), dated September 25, 2007, among the Company, Zaring/Cioffi Entertainment, Inc., ZCE, David Quinn (“Quinn”) and Jeff Merriman Cohen (“Cohen”), Quinn and Cohen, the sole members of Q-C, assumed the rights, obligations and liabilities of Q-C under the Exchange Agreement, as amended by the Bring Down and Amendment. A copy of the Bring Down and Amendment is being filed as Exhibit 10.2 to this report and is incorporated by reference into this Item 2.01.

Under the terms of the Exchange Agreement, as amended by the Bring Down and Amendment, the Company purchased 100% of the issued and outstanding shares of Zaring-Cioffi from its shareholders, ZCE, Quinn and Cohen, in exchange for the issuance of 409,836 shares of restricted common stock of the Company to ZCE and 409,836 shares of restricted common stock of the Company to Cohen and Quinn, which stock in the aggregate is valued at $500,000. In addition, the Company issued warrants (the “Warrants”) to purchase an aggregate 400,000 shares of restricted common stock of the Company to the shareholders of Zaring-Cioffi according to the following schedule:

50,000 shares to each of ZCE and Quinn and Cohen at a strike price of $0.50 per share expiring December 31, 2007;
50,000 shares to each of ZCE and Quinn and Cohen at a strike price of $1.00 per share expiring December 31, 2008; and
100,000 shares to each of ZCE and Quinn and Cohen at a strike price of $1.50 per share expiring December 31, 2009.

A copy of the form of the Warrants is being filed as Exhibit 10.3 to this report and is incorporated by reference into this Item 2.01.

Furthermore, Quinn and Cohen received, at no cost, a Bronze Level sponsorship position (or its equivalent) at all Zaring-Cioffi events through 2009.

The Exchange Agreement had also provided that the Company shall pay ZCE the sum of $150,000 in cash at the closing (the “Closing Cash Payment”). Under the Bring Down and Amendment, the parties acknowledged that the Closing Cash Payment was intended to be used to pay off certain debts of the Company (the “Debt”). Pursuant to the Bring Down and Amendment, the parties agreed that the Closing Cash Payment would not be paid to ZCE at closing. Instead, the Company assumed the Debt at closing and agreed to service the Debt according to the current monthly schedule. The Company agreed in the Bring Down and Amendment to pay off the Debt in full on the closing of the sale of callable secured convertible notes in the aggregate principal amount of $500,000 to AJW Master Fund, Ltd., AJW Partners, LLC and New Millennium Capital Partners II, LLC (collectively, “NIR”) pursuant to the Securities Purchase Agreement, dated August 16, 2007, among the Company and NIR, which closing shall occur within five business days after the declaration of effectiveness of the Form SB-2 Registration Statement filed by the Company with the Securities and Exchange Commission on September 14, 2007.

Under the Bring Down and Amendment, the Company, Zaring-Cioffi, ZCE, Cohen and Quinn also made the representations and warranties set forth in the Exchange Agreement as of closing and agreed that the representations and warranties would not survive the closing.

The above discussion of the Exchange Agreement is qualified in its entirety by reference to the text of the agreement, a copy of which has been previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 30, 2007 and is incorporated by reference into this item 2.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

As previously reported on the Company’s Current Report on Form 8-K/A (Amendment No. 1) filed on August 27, 2007, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) by and among the Company and NIR on August 16, 2007.

The Purchase Agreement provided for the sale by the Company to NIR of callable secured convertible notes with an aggregate face amount of $1,500,000, plus interest (the “Facility Notes”). On August 16, 2007, NIR purchased from the Company Facility Notes with an aggregate face amount of $500,000 and is required to purchase additional Facility Notes with an aggregate face amount of $500,000 from the Company within five business days of each of (i) the filing of the registration statement required by the Registration Rights Agreement, dated August 16, 2007, among the Company and NIR (previously filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on August 22, 2007 and incorporated by reference into this Item 2.03) and (ii) the declaration of effectiveness of such registration statement by the Securities and Exchange Commission.

On September 14, 2007, the Company filed a Form SB-2 Registration Statement with the Securities and Exchange Commission. On September 21, 2007, the Company sold Facility Notes to NIR with an aggregate face amount of $500,000, pursuant to the Purchase Agreement. The Facility Notes accrue interest at a rate of 8% per year, require quarterly interest payments in certain circumstances related to the market price of the Company’s common stock, and are due and payable on September 21, 2010 (the “Maturity Date”). The Company is not required to make any principal payments until the Maturity Date, but it has the option to prepay the amounts due under the Facility Notes in whole or in part at any time, subject to the payment of varying prepayment penalties depending on the time of such prepayment, as set forth in the Facility Notes. The Facility Notes are convertible into common stock of the Company at a discount to the then current fair market value of the Company’s common stock, as set forth in the Facility Notes.

A copy of the form of Facility Note is being filed as Exhibit 10.4 to this report and is incorporated by reference into this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.

On September 25, 2007, the Company issued (i) 409,836 shares of its common stock to ZCE; (ii) 409,836 shares of its common stock to Cohen and Quinn; (iii) a Warrant to purchase 200,000 shares of its common stock to ZCE; and (iv) a Warrant to purchase 200,000 shares of its common stock to Cohen and Quinn, in exchange for 100% of the issued and outstanding shares of Zaring-Cioffi under the Exchange Agreement. The terms of this transaction are set forth in Item 2.01 above and are incorporated by reference into this Item 3.02. The Company relied on Section 4(2) of the Securities Act of 1933, as amended, for the exemption from registration for the sale of such securities.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1
First Amendment to Stock Issuance, Assumption and Release Agreement by and among Greens Worldwide Incorporated, SportsQuest, Inc., AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, New Millennium Capital Partners II, LLC and AJW Master Fund, Ltd. dated September 21, 2007.

10.2	Bring Down Agreement and Amendment by and among SportsQuest, Inc., Zaring/Cioffi Entertainment, Inc., ZCE, Inc., David Quinn and Jeff Merriman Cohen, dated September 25, 2007.

10.3	Form of Warrant issued by SportsQuest, Inc. to each of ZCE, Inc. and Jeff Merriman Cohen and David Quinn, dated September 25, 2007.

10.4	Form of Callable Secured Convertible Note issued by SportsQuest, Inc. to each of AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC, dated September 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSQUEST, INC.

Date: September 26, 2007	By:
R. Thomas Kidd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
First Amendment to Stock Issuance, Assumption and Release Agreement by and among Greens Worldwide Incorporated, SportsQuest, Inc., AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, New Millennium Capital Partners II, LLC and AJW Master Fund, Ltd. dated September 21, 2007.

10.2	Bring Down Agreement and Amendment by and among SportsQuest, Inc., Zaring/Cioffi Entertainment, Inc., ZCE, Inc., David Quinn and Jeff Merriman Cohen, dated September 25, 2007.

10.3	Form of Warrant issued by SportsQuest, Inc. to each of ZCE, Inc. and Jeff Merriman Cohen and David Quinn, dated September 25, 2007.

10.4	Form of Callable Secured Convertible Note issued by SportsQuest, Inc. to each of AJW Partners, LLC, AJW Master Fund, Ltd. and New Millennium Capital Partners II, LLC, dated September 21, 2007.